Chapter 11	6 Months Ended
Jun. 30, 2023
Reorganizations [Abstract]
Chapter 11	Chapter 11
Seadrill Chapter 11 Process
i. Chapter 11 filing
The Debtors filed voluntary petitions for reorganization under the Chapter 11 proceedings in the Bankruptcy Court on February 7, 2021 and February 10, 2021 (the “Petition Date”). These filings triggered a stay on enforcement of remedies with respect to our debt obligations.
These filings excluded the Seadrill New Finance Limited group ("NSNCo"), as Seadrill and the NSNCo noteholders negotiated a refinancing outside of this bankruptcy.
ii. Plan of Reorganization
On July 23, 2021, the Company entered into a Plan Support and Lock-Up Agreement (the “Plan Support Agreement”) with certain holders of claims under the Company’s 12 prepetition credit facilities (the “Prepetition Credit Agreements”), and Hemen Holdings Ltd (“Hemen”). On July 24, 2021, the Company filed the first versions of the Joint Chapter 11 Plan of Reorganization and Disclosure Statement. On August 31, 2021, the Company filed the First Amended Plan of Reorganization and the First Amended Disclosure Statement (the “Disclosure Statement”) and on September 2, 2021, the Court approved the First Amended Disclosure Statement (as Modified) and the solicitation of the Plan of Reorganization. On October 11, 2021, the Company’s creditor classes voted to accept the plan of reorganization. On October 26, 2021, Seadrill’s Plan of Reorganization (the “Plan”) was confirmed by the U.S. Bankruptcy Court for the Southern District of Texas.
iii. Amendment to terms of existing facilities
The Plan, among other things, provided that holders of allowed Credit Agreement claims (a) received $683 million (adjusted for the Asia Offshore Drilling Limited ("AOD") cash out option) of take-back debt (the “Second Lien Facility”) and (b) were entitled to participate in a $300 million new-money raise under the First Lien Facility, and (c) received 83.00% of pre-diluted equity in successor Seadrill on account of their allowed Credit Agreement claims, and 16.75% of equity in successor Seadrill for such holders participation in a rights offering (the “Rights Offering”).
iv. Rights Offering and backstop of new $300 million facility
Holders of the subscription rights, which included the backstop parties (the “Backstop Parties” and together, the “Rights Offering Participants”), received the right to lend up to $300 million under the First Lien Facility. The Rights Offering Participants also received, in consideration for their participation in the Rights Offering, 12.50% of the issued and outstanding pre-diluted New Seadrill Common Shares as of the Effective Date. The First Lien Facility was structured as (i) a $175 million term loan (the “Term Loan Facility”) and (ii) a $125 million revolving credit facility.
As consideration for the backstop commitment of each Backstop Party, the Backstop Parties were (a) issued 4.25% of the issued and outstanding pre-diluted New Seadrill Common Shares as of the Effective Date (the “Equity Commitment Premium”); and (b) paid in cash a premium (the “Commitment Premium”) equal to 7.50% of the $300 million in total commitments under the First Lien Facility. The Commitment Premium was revised to $20 million and paid within one business day following the backstop approval order on October 27, 2021.
v. Hemen $50 million convertible bond
$50 million aggregate principal amount of convertible bond (the “Convertible Bond”) was issued to Hemen at par upon emergence. The Convertible Bond is convertible into Shares (the “Conversion Shares”) at an initial conversion rate of 52.6316 Shares per $1,000 principal amount of the Convertible Bond, subject to certain adjustments. The Convertible Bond is convertible (in full and not in part) into the Conversion Shares at the option of the lender on any business day that is ten business days prior to the maturity of the Convertible Bond.
Management considered the accounting treatment for the Conversion using the embedded derivative model, substantial premium model, and the no proceeds allocated model. The Company determined that on the Effective Date that the substantial premium model was applicable, and the recognition of the Convertible Bond should follow the treatment prescribed under this model. Pursuant to the substantial premium model, the principal was recorded as a liability at par and the excess premium was recorded to additional paid-in-capital. Upon conversion, the Company reclassified the liability component to equity with no gain or loss recognized.
vi. Emergence and New Seadrill equity allocation table
Seadrill met the requirements of the Plan and emerged from Chapter 11 proceedings on the Effective Date.
Under the Plan and prior to any equity dilution on conversion of the convertible bond, the Company issued 83.00% of the Company’s equity to Credit Agreement claimants, 12.50% to the Rights Offering Participants, 4.25% to the Backstop Parties through the Equity Commitment Premium, and the remaining 0.25% to Class 9 Predecessor shareholders. The breakout shown below shows the equity allocation before and after the conversion of the Convertible Bond.

Recipient of Shares	Number of shares	% allocation	Equity dilution on conversion of convertible bond
Allocation to predecessor senior secured lenders	41,499,999	83.00%	78.85%
Allocation to new money lenders - holders of subscription rights	6,250,001	12.50%	11.87%
Allocation to new money lenders - backstop parties	2,125,000	4.25%	4.04%
Allocation to predecessor shareholders	124,998	0.25%	0.24%
Allocation to convertible bondholder	—	—%	5.00%
Total shares issued on emergence	49,999,998	100.00%	100.00%
NSNCo Restructuring
As part of Seadrill’s wider process, NSNCo, the holding company for investments in SeaMex, Seabras Sapura, and Archer, concluded a separate restructuring process on January 20, 2022. The restructuring was achieved using a pre-packaged Chapter 11 process and had the following major impacts:
1.     Holders of the senior secured notes issued by NSNCo released Seadrill from all guarantees and securities previously provided by Seadrill in respect of the notes;
2.     Seadrill sold 65% of its equity interest in NSNCo to the holders of NSNCo senior secured notes. Seadrill's equity interest thereby decreased to 35% which was recognized as an equity method investment; and
3.     Reinstatement of the notes in full on amended terms.
Related to the NSNCo restructuring, the noteholders also financed a restructuring of the bank debt of the SeaMex joint venture. This enabled NSNCo to subsequently acquire a 100% equity interest in the SeaMex joint venture by way of a credit bid, which was executed on November 2, 2021.
Upon effectiveness of NSNCo's bankruptcy on January 20, 2022, Seadrill sold 65% of its equity interest in NSNCo, recognizing its 35% retained interest as an equity method investment. The ceding of control occurred 9 days prior on January 11, 2022, the petition date when the Bankruptcy Court first assumed the power to approve all significant actions in the entity. Separately, the determination of held-for-sale and discontinued operations was made at year end and described in the 2021 Form 20-F. Subsequent to its emergence from its pre-packaged bankruptcy, NSNCo was renamed Paratus Energy Services Ltd ("Paratus" or "PES").
Renegotiation of leases with SFL
Under the sale and leaseback arrangements with certain subsidiaries of SFL Corporation Ltd (“SFL”), the semi-submersible rigs West Taurus and West Hercules and the jackup rig West Linus were leased to certain wholly owned Seadrill entities under long term charter agreements. The Chapter 11 proceedings afforded Seadrill the option to reject or amend the leases.
On March 9, 2021, the West Taurus lease rejection motion was approved by the Bankruptcy Court, and the rig was redelivered to SFL on May 6, 2021, in accordance with the West Taurus settlement agreement. The lease termination led to a remeasurement of the outstanding amounts due to SFL held within liabilities subject to compromise to the claim value which was settled at emergence.
On August 27, 2021, the Bankruptcy Court of the Southern District of Texas entered an approval order for an amendment to the original SFL Hercules charter. The amended charter was accounted for as an operating lease, resulting in the recognition of a ROU asset and an associated lease liability. The removal of the call options and purchase obligations meant that sale recognition was no longer precluded.
In February 2022, Seadrill signed a transition agreement with SFL pursuant to which the West Linus rig will be redelivered to SFL upon assignment of the ConocoPhillips drilling contract to SFL. The interim transition bareboat agreement with SFL provides that Seadrill will continue to operate the West Linus until the rig is delivered back to SFL for a period of time estimated to last approximately 6 to 9 months from Seadrill’s emergence. The amended charter no longer contains a purchase obligation and resulted in the derecognition of the rig asset of $175 million and a liability of $161 million at emergence from Chapter 11 proceedings on February 22, 2022. Additionally, $7 million of cash held as collateral was returned to SFL. The interim transition bareboat agreement was accounted for as a short-term operating lease.
Other matters
i. Liabilities subject to compromise
Liabilities subject to compromise distinguish prepetition liabilities which may be affected by the Chapter 11 proceedings from those that will not. The liabilities held as subject to compromise prior to the Company's emergence from Chapter 11 proceedings are disclosed on a separate line on the consolidated balance sheet.
Liabilities subject to compromise prior to emergence from Chapter 11 proceedings, as presented on the consolidated balance sheet at February 22, 2022 immediately prior to emergence, included the following:

(In $ millions)	February 22, 2022 (Predecessor)
Senior under-secured external debt	5,662
Accounts payable and other liabilities	35
Accrued interest on external debt	34
Amounts due to SFL Corporation under leases for the West Taurus and West Linus	506
Liabilities subject to compromise	6,237
Attributable to:
Continuing operations	6,119
Discontinued operations	118
ii. Interest expense
The Debtors discontinued recording interest on the under-secured debt facilities from the Petition Date, in line with the guidance of ASC 852-10. Contractual interest on liabilities subject to compromise not reflected in the Consolidated Statements of Operations was $48 million for the period from January 1, 2022 through February 22, 2022 (Predecessor).
iii. Reorganization items, net
Incremental costs incurred directly as a result of the bankruptcy filing and any gains or losses on adjustment to the expected allowed claim value under the plan of reorganization are classified as "Reorganization items, net" in the Consolidated Statements of Operations. The following table summarizes the reorganization items recognized in the three and six months ended June 30, 2023 (Successor), the three months ended June 30, 2022 (Successor), the period from February 23, 2022 through June 30, 2022 (Successor), and the period from January 1, 2022 through February 22, 2022 (Predecessor).

	Successor		Successor		Predecessor
(In $ millions)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022	Period from January 1, 2022 through February 22, 2022
Gain on settlement of liabilities subject to compromise (a)	—	—	—	—	3,581
Fresh Start valuation adjustments (b)	—	—	—	—	242
Loss on deconsolidation of Paratus Energy Services (c)	—	—	—	—	(112)
Advisory and professional fees (d)	—	(5)	—	(9)	(44)
Gain on write-off of related party payables	—	—	—	—	—
Expense of predecessor Directors & Officers insurance policy	—	—	—	—	(17)
Remeasurement of terminated lease to allowed claim	—	—	—	—	—
Interest income on surplus cash	—	—	—	—	1
Total reorganization items, net	—	(5)	—	(9)	3,651
Attributable to:
Continuing operations	—	(5)	—	(9)	3,683
Discontinued operations	—	—	—	—	(32)
a.Gain on liabilities subject to compromise
On emergence from Chapter 11 proceedings, we settled liabilities subject to compromise in accordance with the Plan. This includes extinguishment of our secured external debt and amounts due under our sale and leaseback agreements with SFL Corporation. Refer to Note 4 - "Fresh Start accounting" for further information.
b.     Fresh Start valuation adjustments
On emergence from Chapter 11 proceedings and under the application of Fresh Start accounting, we allocated the reorganization value to our assets and liabilities based on their estimated fair values. The effects of the application of Fresh Start accounting applied as of February 22, 2022. The new basis of our assets and liabilities are reflected in the Consolidated Balance Sheet at June 30, 2023 (Successor) and December 31, 2022 (Successor) and the related adjustments were recorded in the Consolidated Statements of Operations in the Predecessor. Refer to Note 4 - "Fresh Start accounting" for further information.
c.     Loss on deconsolidation of Paratus Energy Services Ltd
The loss on deconsolidation reflects the impact of the sale of 65% of Seadrill's interest in Paratus Energy Services Ltd (formerly NSNCo), as we deconsolidated the carrying value of the net assets of Paratus and recorded the 35% retained interest at fair value. The difference between the net assets deconsolidated and retained 35% interest represents a loss on deconsolidation.

(In $ millions)	January 20, 2022
Carrying value of Paratus Energy Services Ltd equity at January 20, 2022	(152)
Fair value of retained 35% interest in Paratus Energy Services Ltd	56
Reclassification of NSNCo accumulated other comprehensive losses to income on disposal	(16)
Loss on deconsolidation of Paratus Energy Services Ltd	(112)
d.     Advisory and professional fees
Professional and advisory fees incurred for post-petition Chapter 11 expenses. Professional and advisory expenses have been incurred post-emergence but relate to our Chapter 11 proceedings.Fresh Start accounting
Fresh Start accounting
Upon emergence from bankruptcy, Seadrill qualified for and adopted Fresh Start accounting in accordance with the provisions set forth in ASC 852, which resulted in a new entity, the Successor, for financial reporting purposes, with no beginning retained earnings or loss as of the Effective Date.
The criteria requiring Fresh Start accounting are: (i) the reorganization value of the Seadrill’s assets immediately prior to confirmation of the Plan was less than the total of all post-petition liabilities and allowed claims and (ii) the holders of the then-existing voting shares of the Predecessor (or legacy entity prior to the Effective Date) received less than 50% of the voting shares of the Successor outstanding upon emergence from bankruptcy.
Fresh Start accounting requires a reporting entity to present its assets, liabilities, and equity at their reorganization value amounts as of the date of emergence from bankruptcy on February 22, 2022. However, the Company will continue to present financial information for any periods before the adoption of Fresh Start accounting for the Predecessor. The Predecessor and Successor Companies lack comparability, as is required in ASC Topic 205, Presentation of Financial Statements (“ASC 205”). ASC 205 states that financial statements are required to be presented comparably from year to year, with any exceptions to comparability clearly disclosed. Therefore, “black-line” financial statements are presented to distinguish between the Predecessor and Successor Companies.
Reorganization Value
Under Fresh Start accounting, we allocated the reorganization value to Seadrill's individual assets based on their estimated fair values in conformity with ASC Topic 805, Business Combinations (''ASC 805''), and ASC Topic 820, Fair Value Measurement. Deferred income taxes were calculated in conformity with ASC Topic 740, Income Taxes (''ASC 740''). Reorganization value is viewed as the value of the reconstituted entity before considering liabilities and it approximates the amount a willing buyer would pay for the assets of the entity immediately after the restructuring.
Enterprise value represents the estimated fair value of an entity’s shareholders’ equity plus long-term debt and other interest-bearing liabilities less unrestricted cash and cash equivalents. As set forth in the Disclosure Statement approved by the Bankruptcy Court, the valuation analysis resulted in an enterprise value between $1,795 million and $2,396 million, with a mid-point of $2,095 million. For U.S. GAAP purposes, we valued our individual assets, liabilities, and equity instruments using valuation models and determined the value of the enterprise was $2,095 million as of the Effective Date, which fell in line within the forecasted enterprise value ranges approved by the Bankruptcy Court. Specific valuation approaches and key assumptions used to arrive at reorganization value, and the value of discrete assets and liabilities resulting from the application of Fresh Start accounting, are described in greater detail within the valuation process below.
The following table reconciles the enterprise value to the estimated fair value of the Successor’s common shares as of the Effective Date:

(In $ millions, except per share amount)	As at February 23, 2022 (Successor)
Enterprise value	2,095
Plus: Cash and cash equivalents at emergence	355
Less: Fair value of long-term debt	(951)
Implied value of Successor equity	1,499
Shares issued upon emergence	49,999,998
Per share value (US$)	29.98
The following table reconciles enterprise value to the reorganization value of the Successor (i.e., value of the total assets of the Successor) as of the Effective Date:

(In $ millions)	As at February 23, 2022 (Successor)
Enterprise value	2,095
Plus: Cash and cash equivalents at emergence	355
Plus: Non-interest-bearing current liabilities	350
Plus: Non-interest-bearing non-current liabilities	179
Total value of Successor Entity's assets on Emergence	2,979
The enterprise value and corresponding equity value are derived from expected future financial results set forth in our valuations, as well as the realization of certain other assumptions. All estimates, assumptions, valuations and financial projections, including the fair value adjustments, the enterprise value and equity value projections, are inherently subject to significant uncertainties and the resolution of contingencies beyond our control. Accordingly, the estimates, assumptions, valuations or financial projections may not be realized and actual results could vary materially.
Valuation Process
To apply Fresh Start accounting, we conducted an analysis of the Consolidated Balance Sheet to determine if any of our net assets would require a fair value adjustment as of the Effective Date. The results of our analysis indicated that our drilling units, equipment, drilling and management services contracts, leases, investments in associated companies, certain working capital balances and long-term debt would require a fair value adjustment on the Effective Date. Any deferred tax on the fair value adjustments have been made in accordance with ASC 740. The rest of our net assets were determined to have carrying values that approximated fair value on the Effective Date. Further details regarding the valuation process are described below.
i. Drilling units
Seadrill's principal assets comprise its fleet of drilling units. For the working fleet, we determined the fair value of drilling units based primarily on an income approach utilizing a discounted cash flow analysis. For long-term cold stacked units, we have applied a market approach methodology. Assumptions used in our assessment of the discounted free cash flows included, but were not limited to, the contracted and market dayrates, operating costs, overheads, economic utilization, effective tax rates, capital expenditures, working capital requirements, and estimated useful economic lives.
The cash flows were discounted at a market participant weighted average cost of capital (“WACC”), which was derived from a blend of market participant after-tax cost of debt and market participant cost of equity and computed using public share price information for similar offshore drilling market participants, certain U.S. Treasury rates, and certain risk premiums specific to the assets of the Company. For rigs expected to be long-term stacked, the market approach was used to estimate the fair value of the assets which involved gathering and analyzing recent market data of comparable assets.
ii. Capital Spares and Equipment
The valuation of our capital spares and equipment, including spare parts and capitalized IT software, was determined utilizing the cost approach, in which the estimated replacement cost of the assets was adjusted for physical depreciation and economic obsolescence.
iii. Drilling and management services contracts
We recognized both favorable and unfavorable contracts based on the income approach utilizing a discounted cash flow analysis, comparing the signed contractual dayrate against the global contract assumptions applied in our drilling unit fair value assessment. The cash flows were discounted at an adjusted market participant WACC.
The management services contracts were fair valued based on an excess earnings methodology, adjusted for the incremental cost of services, working capital, tax, and contributory asset charges, with future cash flows discounted at an adjusted market participant WACC.
For the management incentive fee payable to Seadrill as part of the management service agreement with Paratus, an option pricing model was used to estimate the fair value of the fee.
iv. Leases
The fair value of the West Linus and West Hercules leases were estimated by comparing against assumed global market contract assumptions over the same time period.
v. Investments in associated companies
The fair value of the equity investments in associated companies was based primarily on the income approach, using projected discounted cash flows of the underlying assets, a risk-adjusted discount rate, and an estimated tax rate.
vi. Long-term debt
The fair values of the Term Loan Facility and Second Lien Facility were determined using relevant market data as of the Effective Date and the terms of each of the respective instruments. Given the interest rates for both facilities were outside of the range of assumed market rates, we selected discount rates based on the data and used a yield to worst case analysis to estimate the fair values of the respective instruments.
The fair value of the Convertible Bonds was split in two components: (i) straight debt and (ii) conversion option. The straight debt component was derived through a discounted cash flow analysis. The conversion option component was based on an option pricing model, which forecasts equity volatility and compares the potential conversion redemption against equity movements in industry peers.
Consolidated Balance Sheet
The adjustments included in the following Consolidated Balance Sheet reflect the consummation of the transactions contemplated by the Plan and carried out by the Company (“Reorganization Adjustments”) and the fair value adjustments as a result of the application of Fresh Start accounting (“Fresh Start Adjustments”). The explanatory notes provide additional information with regard to the adjustments recorded, the methods used to determine fair value and significant assumptions or inputs.

	February 22, 2022					February 23, 2022
(In $ millions)	Predecessor	Reorganization Adjustments		Fresh Start Adjustments		Successor
ASSETS
Current assets
Cash and cash equivalents	262	74	(a)	−		336
Restricted cash	135	(50)	(b)	−		85
Accounts receivable, net	169	−		−		169
Amount due from related parties, net	42	−		−		42
Asset held for sale - current	63	−		11	(k)	74
Other current assets (u)	194	(17)	(c)	20	(k)	197
Total current assets	865	7		31		903
Non-current assets
Investment in associated companies	81	−		(17)	(l)	64
Drilling units (u)	1,434	(175)	(d)	316	(m)	1,575
Restricted cash	69	−		−		69
Deferred tax assets	8	−		1	(n)	9
Equipment	11	−		(2)	(o)	9
Asset held for sale - non-current	345	−		(34)	(m,p)	311
Other non-current assets (u)	13	−		26	(p)	39
Total non-current assets	1,961	(175)		290		2,076
Total assets	2,826	(168)		321		2,979
LIABILITIES AND EQUITY
Current liabilities
Trade accounts payable	53	−		−		53
Liabilities associated with asset held for sale - current	64	−		−		64
Other current liabilities	164	52	(e)	17	(q)	233
Total current liabilities	281	52		17		350
Liabilities subject to compromise	6,119	(6,119)	(f)	−		−
Liabilities subject to compromise associated with asset held for sale	118	(118)	(f)	−		−
Non-current liabilities
Long-term debt	−	951	(g)	−		951
Deferred tax liabilities	7	−		(1)	(r)	6
Liabilities associated with asset held for sale - non-current	2	−		−		2
Other non-current liabilities	108	−		63	(s)	171
Total non-current liabilities	117	951		62		1,130
EQUITY
Predecessor common shares of par value	10	(10)	(h)	−		−
Predecessor additional paid-in capital	3,504	(3,504)	(h)	−		−
Accumulated other comprehensive loss	(1)	1	(h)	−		−
Retained (deficit)/earnings	(7,322)	7,080	(i)	242	(t)	−
Successor common shares of par value	−	−		−		−
Successor additional paid-in capital	−	1,499	(j)	−		1,499
Total shareholders’ (deficit)/equity	(3,809)	5,066		242		1,499
Total liabilities and equity	2,826	(168)		321		2,979
* The total valuation of drilling units amounts to $1,882 million, of which $1,575 million relates to continuing operations and $307 million relates to discontinued operations.
Reorganization Adjustments
(a)Reflects the net cash receipts that occurred on the Effective Date as follows:

(In $ millions)	February 22, 2022 (Predecessor)
Receipt of cash from the issuance of the Term Loan Facility	175
Receipt of cash from the issuance of the Convertible Bonds	50
Proceeds from the issuance of the Second Lien Facility	683
Settlement of the Prepetition Credit Agreement	(683)
Payment of the AOD cash out option	(116)
Payment of success-based advisor fees	(28)
Payment of the arrangement & financing fee for the Term Loan Facility	(5)
Transfer of cash to restricted cash for the professional fee escrow account funding	(2)
Change in cash and cash equivalents	74
(b)Reflects the net restricted cash payments that occurred on the Effective Date as follows:

(In $ millions)	February 22, 2022 (Predecessor)
Payment of net scrap rig proceeds to holders of Prepetition Credit agreement claims	(45)
Return of cash collateral to SFL for the amended West Linus lease agreement	(7)
Cash transferred from unrestricted cash for the professional fee escrow account funding	2
Change in restricted cash	(50)
(c)Reflects the change in other current assets for the following activities:

(In $ millions)	February 22, 2022 (Predecessor)
Expense of Predecessor Directors & Officers insurance policy	(17)
Expense of the Commitment Premium and other capitalized debt issuance costs	(24)
Recognition of the right-of-use asset associated with the modified West Linus bareboat lease	24
Change in other current assets	(17)
(d)Reflects the change in drilling units for the derecognition of the West Linus of $175 million associated with modification of lease.
(e)Reflects the change in other current liabilities:

(In $ millions)	February 22, 2022 (Predecessor)
Accrued liability due to holders of Prepetition Credit agreement claims for sold rig proceeds	27
Recognition of lease liability and other accrued liability associated with the amended West Linus lease	25
Change in other current liabilities	52
(f)Liabilities subject to compromise were settled as follows in accordance with the Plan:

(In $ millions)	February 22, 2022 (Predecessor)
Senior under-secured external debt	5,662
Accounts payable and other liabilities	35
Accrued interest on external debt	34
Amounts due to SFL Corporation under leases for the West Taurus and West Linus	506
Total liabilities subject to compromise	6,237
Attributable to:
Continuing operations	6,119
Discontinued operations	118

Payment of the AOD cash out option	(116)
Issuance of the Second Lien Facility	(717)
Premium associated with the Term Loan Facility	(9)
Debt issuance costs	(30)
Payment of the rig sale proceeds	(45)
Amounts due to Prepetition Credit agreement claims for sold rig proceeds not yet paid	(27)
Issuance of New Seadrill Common Shares to holders of Prepetition Credit Agreement claims	(1,244)
Issuance of New Seadrill Common Shares to the Rights Offering Participants	(187)
Issuance of New Seadrill Common Shares associated with the Equity Commitment Premium	(64)
Derecognition of West Linus rig and return of cash collateral	(182)
Reversal of the release of certain general unsecured operating accruals	(35)
Pre-tax gain on settlement of liabilities subject to compromise	3,581
(g)Reflects the changes in long-term debt for the following activities:

(In $ millions)	February 22, 2022 (Predecessor)
Issuance of the Term Loan Facility	175
Issuance of the Second Lien Facility	683
Issuance of the Convertible Bonds	50
Record the premium on the Term Loan Facility and Second Lien Facility	43
Change in long-term debt	951
(h)Reflects the cancellation of the Predecessor’s common shares, additional paid in capital, and accumulated other comprehensive income.
(i)Reflects the cumulative net impact on retained loss as follows:

(In $ millions)	February 22, 2022 (Predecessor)
Pre-tax gain on settlement of liabilities subject to compromise	3,581
Release of general unsecured operating accruals	35
Payment of success fees recognized on the Effective Date	(28)
Expense of Predecessor Directors & Officers insurance policy	(17)
Impact to net income	3,571
Cancellation of Predecessor common shares and additional paid in capital	3,513
Issuance of New Seadrill Common Shares to Predecessor equity holders	(4)
Net impact to retained loss	7,080
(j)Reflects the reorganization adjustments made to the Successor additional paid-in capital:

(In $ millions)	February 22, 2022 (Predecessor)
Fair value of New Seadrill Common Shares issued to holders of Prepetition Credit Agreement claims	1,456
Fair value of New Seadrill Common Shares issued to Predecessor equity holders	4
Fair value of the conversion option on the Convertible Bond	39
Successor additional paid-in capital	1,499
Fresh Start Adjustments
(k)Reflects the fair value adjustment to other current assets for the following:

(In $ millions)	February 22, 2022 (Predecessor)
Record fair value adjustment for favorable drilling and management service contracts	68
Write-off of current portion of deferred mobilization costs held at amortized cost	(15)
Off-market right-of-use asset adjustment for the West Hercules and West Linus	(22)
Change in other current assets	31
Attributable to:
Continuing operations	20
Discontinued operations	11
(l)Reflects the fair value adjustment to the investments in Paratus of $14 million and in Sonadrill of $3 million.
(m)Reflects the fair value adjustment to drilling units and the elimination of accumulated depreciation.

(In $ millions)	February 22, 2022 (Predecessor)
Total Fresh start adjustments	279
Attributable to:
Continuing operations	316
Discontinued operations	(37)
(n)Reflects the fair value adjustment to deferred tax assets of $1 million for favorable management contracts.
(o)Reflects the fair value adjustment to equipment and the elimination of accumulated depreciation.
(p)Reflects fair value adjustment to other non-current assets for the following:

(In $ millions)	February 22, 2022 (Predecessor)
Record fair value adjustment for favorable drilling and management service contracts	42
Write-off of non-current portion of historical favorable contracts held at amortized cost	(9)
Write-off of non-current portion of deferred mobilization costs held at amortized cost	(4)
Change in other non-current assets	29
Attributable to:
Continuing operations	26
Discontinued operations	3
(q)Reflects the fair value adjustment to other current liabilities for the following:

(In $ millions)	February 22, 2022 (Predecessor)
Record fair value adjustment for unfavorable drilling contracts	18
Write-off of current portion of historical unfavorable contracts held at amortized cost	(1)
Change in other current liabilities	17
(r)Reflects the fair value adjustment to deferred tax liabilities of $1 million to write-off previously recognized Fresh Start balances.
(s)Reflects the fair value adjustment to other non-current liabilities for the following:

(In $ millions)	February 22, 2022 (Predecessor)
Record fair value adjustment for unfavorable drilling contracts	67
Write-off of non-current portion of historical unfavorable contracts held at amortized cost	(4)
Change in other non-current liabilities	63
(t)Reflects the cumulative impact of the Fresh Start accounting adjustments discussed above.

(In $ millions)	February 22, 2022 (Predecessor)
Total Fresh start adjustments	242
Attributable to:
Continuing operations	266
Discontinued operations	(24)